AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VL-R
                            PLATINUM INVESTOR(R) VIP
         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                         SUPPLEMENT DATED MAY 1, 2012
                      TO PROSPECTUS DATED APRIL 30, 2012


          Effective as of May 1, 2012, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of describing a guarantee of insurance obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

          The following paragraphs are added to the "GENERAL INFORMATION" section of the prospectus:

Guarantee of Insurance Obligations

          Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

          As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

          American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

          The Financial Statements of American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.